EXHIBIT 99.1

RALPH LAUREN CORPORATION TAKES FURTHER ACTION TO SUPPORT ITS WAY FORWARD PLAN
NEW YORK—April 4, 2017 – Ralph Lauren Corporation (NYSE: RL) today announced several key actions as part of the continued execution of its Way Forward Plan to return the company to sustainable, profitable growth and continue to move its business and iconic brand forward.
First, the Company will move to a more cost-effective, flexible e-commerce platform through a new collaboration with Salesforce’s Commerce Cloud (formerly Demandware). The new solution is expected to deliver a more consistent customer experience across the global digital ecosystem, with an advantaged total operating cost.
In addition, as part of Ralph Lauren’s continued commitment to optimizing its store footprint, the Company will close its dedicated Polo store at 711 Fifth Avenue and integrate its product into the Ralph Lauren Men’s and Women’s flagship stores on Madison Avenue and its downtown locations. The Company will continue to operate its seven additional store locations and its flagship Polo Bar Restaurant in New York City.
These decisions, together with actions to continue to streamline the organization, cost structure and real estate portfolio, will result in approximately $140 million in annualized expense savings, which will also help fund investments for future growth. These savings are in addition to the $180-$220 million of annualized expense savings announced at the Company’s June 7, 2016 Investor Day and are a part of achieving its financial objectives.  Ralph Lauren expects to incur restructuring charges of approximately $370 million as a result of these new activities.
The Company will also explore new retail concepts, including leveraging Ralph’s Coffee, and developing new store formats that connect the brand to loyal and new consumers.
Jane Nielsen, Chief Financial Officer, said: “These are important actions we are taking to continue our evolution and deliver on the Way Forward commitments we made in June. We are looking carefully at the way consumers are shopping online and believe that shifting to the Salesforce Commerce Cloud platform will allow us to create a best-in-class solution more efficiently in all of our markets around the world.”
Regarding the closure of 711 Fifth Avenue, she added: “We continue to review our store footprint in each market to ensure we have the right distribution and customer experience in place. The decision will optimize our store portfolio in the New York area and allow us to focus on opportunities to pilot new and innovative customer experiences. The Polo brand remains strong, and we expect it to further strengthen as we continue to evolve the Polo product and marketing.”
The Company plans to release its Fourth Quarter Fiscal Year 2017 results on Thursday, May 18, 2017 and host a conference call at 9:00 A.M. Eastern for analysts, investors and other interested parties.
ABOUT RALPH LAUREN CORPORATION

Ralph Lauren Corporation (NYSE:RL) is a global leader in the design, marketing and distribution of premium lifestyle products in four categories: apparel, home, accessories and fragrances. For 50 years, Ralph Lauren's reputation and distinctive image have been consistently developed across an expanding number of products, brands and international markets. The Company's brand names, which include Ralph Lauren Purple Label, Ralph Lauren Collection, Double RL, Polo Ralph Lauren, Polo Sport, Polo Ralph Lauren Children’s, Ralph Lauren Home, Lauren Ralph Lauren, RLX, Denim & Supply Ralph Lauren, American Living, Chaps and Club Monaco, constitute one of the world's most widely recognized families of consumer brands. For more information, go to http://investor.ralphlauren.com.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This press release and oral statements made from time to time by representatives of the Company contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding, among other things, our current expectations about the Company's future results and financial condition, revenues, store openings and closings, employee reductions, margins, expenses and earnings and are indicated by words or phrases such as "anticipate," "estimate," "expect," "project," "we believe" and similar words or phrases. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from the future results, performance or achievements expressed in or implied by such forward-looking statements. Forward-looking statements are based largely on the Company's expectations and judgments and are subject to a number of risks and uncertainties, many of which are unforeseeable and beyond our control. The factors that could cause actual results to materially differ include, among others: the loss of key personnel, including Mr. Ralph Lauren, or other changes in our executive and senior management team or to our operating structure, and our ability to effectively transfer knowledge during periods of transition; our ability to successfully implement our Way Forward Plan and long-term growth strategy, which entails evolving our operating model to enable sustainable, profitable sales growth by significantly reducing supply chain lead times, employing best-in class sourcing, and capitalizing on our repositioning initiatives in certain brands, regions, and merchandise categories; our ability to achieve anticipated operating enhancements and/or cost reductions from our restructuring plans, which could include the potential sale, discontinuance, or consolidation of certain of our brands; the impact to our business resulting from potential costs and obligations related to the early termination of our long-term, non-cancellable leases; our efforts to improve the efficiency of our distribution system and to continue to enhance, upgrade, and/or transition our global information technology systems and our global e-commerce platform; our ability to secure our facilities and systems and those of our third-party service providers from, among other things, cybersecurity breaches, acts of vandalism, computer viruses, or similar Internet or email events; our exposure to currency exchange rate fluctuations from both a transactional and translational perspective;  the impact to our business resulting from increases in the costs of raw materials, transportation, and labor; our ability to continue to maintain our brand image and reputation and protect our trademarks; the impact to our business resulting from the United Kingdom's referendum vote to exit the European Union and the uncertainty surrounding the terms and conditions of such a withdrawal, as well as the related impact to global stock markets and currency exchange rates; the impact of the volatile state of the global economy, stock markets, and other global economic conditions on us, our customers, our suppliers, and our vendors and on our ability and their ability to access sources of liquidity; the impact to our business resulting from changes in consumers’ ability or preferences to purchase premium lifestyle products that we offer for sale and our ability to forecast consumer demand, which could result in either a build-up or shortage of inventory; changes in the competitive marketplace, including the introduction of new products or pricing changes by our competitors, and consolidations, liquidations, restructurings, and other ownership changes in the retail industry; a variety of legal, regulatory, tax, political, and economic risks, including risks related to the importation and exportation of products, tariffs, and other trade barriers which our international operations are currently subject to, or may become subject to as a result of potential changes in legislation, and other risks associated with our international operations, such as compliance with the Foreign Corrupt Practices Act or violations of other anti-bribery and corruption laws prohibiting improper payments, and the burdens of complying with a variety of foreign laws and regulations, including tax laws, trade and labor restrictions, and related laws that may reduce the flexibility of our business; the impact to our business of events of unrest and instability that are currently taking place in certain parts of the world, as well as from any terrorist action, retaliation, and the threat of further action or retaliation; our ability to continue to expand or grow our business internationally and the impact of related changes in our customer, channel, and geographic sales mix as a result; changes in our tax obligations and effective tax rates; changes in the business of, and our relationships with, major department store customers and licensing partners; our intention to introduce new products or enter into or renew alliances and exclusive relationships; our ability to access sources of liquidity to provide for our cash needs, including our debt obligations, payment of dividends, capital expenditures, and potential repurchases of our Class A common stock; our ability to open new retail stores, concession shops, and e-commerce sites in an effort to expand our direct-to-consumer presence; our ability to make certain strategic acquisitions and successfully integrate the acquired businesses into our existing operations; the potential impact to the trading prices of our securities if our Class A common stock share repurchase activity and/or cash dividend rate differs from investors' expectations; our ability to maintain our credit profile and ratings within the financial community; the potential impact on our operations and on our suppliers and customers resulting from natural or man-made disasters; and other risk factors identified in the Company's Annual Report on Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
SOURCE: Ralph Lauren Corporation
Corporate Communications:
212-318-7116, rl-press@ralphlauren.com

Investor Relations:
Evren Kopelman, 212-813-7862